EXHIBIT (q)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, Barbara E. Campbell or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date
/s/ John R. Baur John R. Baur	President and Principal Executive Officer of International Income Portfolio	December 17, 2012
/s/ Michael A. Cirami Michael A. Cirami	President and Principal Executive Officer of Emerging Markets Local Income Portfolio and Global Macro Portfolio	December 17, 2012
/s/ Cynthia J. Clemson Cynthia J. Clemson

President and Principal Executive Officer of California Municipal Bond Fund, California Municipal Bond Fund II, California Municipal Income Trust, Investment Trust, Michigan Municipal Bond Fund, Michigan Municipal Income Trust,  Municipals Trust II, National Municipal Opportunities Trust, New York Municipal Bond Fund, New York Municipal Bond Fund II, New York Municipal Income Trust, Ohio Municipal Bond Fund, Ohio Municipal Income Trust, Pennsylvania Municipal Bond Fund, Pennsylvania Municipal Income Trust and Build America Bond Portfolio

December 17, 2012
/s/ Kathleen C. Gaffney Kathleen C. Gaffney	President and Principal Executive Officer of Bond Portfolio	December 17, 2012
/s/ Charles B. Gaffney Charles B. Gaffney	President and Principal Executive Officer of Large-Cap Core Research Portfolio	December 17, 2012
/s/ Samuel D. Isaly Samuel D. Isaly	President and Principal Executive Officer of Worldwide Health Sciences Portfolio	December 17, 2012
/s/ Hon. Robert Lloyd George Hon. Robert Lloyd George	President and Principal Executive Officer of Asian Small Companies Portfolio, Greater China Growth Portfolio and Greater India Portfolio	December 17, 2012
/s/ Thomas H. Luster Thomas H. Luster	President and Principal Executive Officer of Cash Management Portfolio, CMBS Portfolio, Inflation-Linked Securities Portfolio and Investment Grade Income Portfolio	December 17, 2012
/s/ Michael R. Mach Michael R. Mach	President and Principal Executive Officer of Large-Cap Value Portfolio and Tax-Managed Value Portfolio	December 17, 2012
/s/ Thomas M. Metzold Thomas M. Metzold

President and Principal Executive Officer of  Massachusetts Municipal Bond Fund, Massachusetts Municipal Income Trust, Municipal Bond Fund, Municipal Bond Fund II, Municipal Income Trust, Municipals Trust, National Municipal Income Trust, New Jersey Municipal Bond Fund and New Jersey Municipal Income Trust

December 17, 2012
/s/ Scott H. Page Scott H. Page	President and Principal Executive Officer of Floating-Rate Income Trust, Senior Floating-Rate Trust, Senior Income Trust, Floating Rate Portfolio and Senior Debt Portfolio	December 17, 2012

Signature	Title	Date
/s/ Lewis R. Piantedosi Lewis R. Piantedosi	President and Principal Executive Officer of Large-Cap Growth Portfolio	December 17, 2012
/s/ Duncan W. Richardson Duncan W. Richardson

President and Principal Executive Officer of Growth Trust, Mutual Funds Trust, Series Trust, Special Investment Trust, Variable Trust, eUnits™ International Trust, eUnits™ U.S. Trust, eUnits™ U.S. Trust II, eUnits™ U.S. Trust III, eUnits™ U.S. Trust IV, eUnits™ U.S. Trust V, eUnits™ U.S. Trust VI, Focused Growth Portfolio, Global Growth Portfolio, International Equity Portfolio, Multi-Cap Growth Portfolio, Parametric Structured Absolute Return Portfolio, SMID-Cap Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio

December 17, 2012
/s/ Walter A. Row, III Walter A. Row, III

President and Principal Executive Officer of  Enhanced Equity Income Fund, Enhanced Equity Income Fund II,  Risk-Managed Diversified Equity Income Fund, Risk-Managed Equity Income Opportunities Fund, Tax-Managed Buy-Write Income Fund, Tax-Managed Buy-Write Opportunities Fund, Tax-Managed Diversified Equity Income Fund, Tax-Managed Global Buy-Write Opportunities Fund and Tax-Managed Global Diversified Equity Income Fund

December 17, 2012
/s/ Judith A. Saryan Judith A. Saryan

President and Principal Executive Officer of Tax-Advantaged Dividend Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-Advantaged Global Dividend Opportunities Fund, Dividend Builder Portfolio and Global Dividend Income Portfolio

December 17, 2012
/s/ Susan Schiff Susan Schiff	President and Principal Executive Officer of Government Obligations Portfolio and Short-Term U.S. Government Portfolio	December 17, 2012
/s/ Eric A. Stein Eric A. Stein	President and Principal Executive Officer of Global Macro Absolute Return Advantage Portfolio and Global Opportunities Portfolio	December 17, 2012
/s/ Payson F. Swaffield Payson F. Swaffield

President and Principal Executive Officer of Diversified Emerging Markets Local Income Fund, Inc., Limited Duration Income Fund, Managed Income Term Trust, Multi-Sector Income Trust, Municipal Income Term Trust, Preferred Dividend Income Trust, Series Fund, Inc., Short Duration Diversified Income Fund, Tax-Advantaged Bond and Option Strategies Fund, MSAM Completion Portfolio, MSAR Completion Portfolio and Multi-Sector Portfolio

December 17, 2012
/s/ Nancy B. Tooke Nancy B. Tooke	President and Principal Executive Officer of Small-Cap Portfolio, Special Equities Portfolio and Tax-Managed Small-Cap Portfolio	December 17, 2012
/s/ Michael W. Weilheimer Michael W. Weilheimer	President and Principal Executive Officer of Series Trust II, Boston Income Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio	December 17, 2012
/s/ Barbara E. Campbell Barbara E. Campbell	Treasurer and Principal Financial and Accounting Officer	December 17, 2012

Signature	Title	Date
/s/ Scott E. Eston Scott E. Eston	Trustee/Director	December 17, 2012
/s/ Benjamin C. Esty Benjamin C. Esty	Trustee/Director	December 17, 2012
/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.	Trustee/Director	December 17, 2012
/s/ Allen R. Freedman Allen R. Freedman	Trustee/Director	December 17, 2012
/s/ William H. Park William H. Park	Trustee/Director	December 17, 2012
/s/ Ronald A. Pearlman Ronald A. Pearlman	Trustee/Director	December 17, 2012
/s/ Helen Frame Peters Helen Frame Peters	Trustee/Director	December 17, 2012
/s/ Lynn A. Stout Lynn A. Stout	Trustee/Director	December 17, 2012
/s/ Harriett Tee Taggart Harriett Tee Taggart	Trustee/Director	December 17, 2012
/s/ Ralph F. Verni Ralph F. Verni	Trustee/Director	December 17, 2012

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Managed Income Term Trust (“Managed Income Term Trust”)

Eaton Vance Multi-Sector Income Trust (“Multi-Sector Income Trust”)

Eaton Vance Municipal Income Term Trust (“Municipal Income Term Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Bond Fund II (“California Municipal Bond Fund II”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (“Diversified Emerging Markets Local Income Fund, Inc.”)

Eaton Vance Enhanced Equity Income Fund (“Enhanced Equity Income Fund”)

Eaton Vance Enhanced Equity Income Fund II (“Enhanced Equity Income Fund II”)

Eaton Vance Floating-Rate Income Trust (“Floating-Rate Income Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Massachusetts Municipal Bond Fund (“Massachusetts Municipal Bond Fund”)

Eaton Vance Massachusetts Municipal Income Trust (“Massachusetts Municipal Income Trust”)

Eaton Vance Michigan Municipal Bond Fund (“Michigan Municipal Bond Fund”)

Eaton Vance Michigan Municipal Income Trust (“Michigan Municipal Income Trust”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Bond Fund II (“Municipal Bond Fund II”)

Eaton Vance Municipal Income Trust (“Municipal Income Trust”)

Eaton Vance National Municipal Income Trust (“National Municipal Income Trust”)

Eaton Vance National Municipal Opportunities Trust (“National Municipal Opportunities Trust”)

Eaton Vance New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”)

Eaton Vance New Jersey Municipal Income Trust (“New Jersey Municipal Income Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Bond Fund II (“New York Municipal Bond Fund II”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Ohio Municipal Bond Fund (“Ohio Municipal Bond Fund”)

Eaton Vance Ohio Municipal Income Trust (“Ohio Municipal Income Trust”)

Eaton Vance Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)

Eaton Vance Pennsylvania Municipal Income Trust (“Pennsylvania Municipal Income Trust”)

Eaton Vance Preferred Dividend Income Trust (“Preferred Dividend Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Risk-Managed Equity Income Opportunities Fund (“Risk-Managed Equity Income Opportunities Fund”)

Eaton Vance Senior Floating-Rate Trust (“Senior Floating-Rate Trust”)

Eaton Vance Senior Income Trust (“Senior Income Trust”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (“Tax-Advantaged Bond and Option Strategies Fund”)

Eaton Vance Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (“Tax-Advantaged Global Dividend Opportunities Fund”)

Eaton Vance Tax-Managed Buy-Write Income Fund (“Tax-Managed Buy-Write Income Fund”)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Tax-Managed Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Diversified Equity Income Fund (“Tax-Managed Diversified Equity Income Fund”)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (“Tax-Managed Global Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (“Tax-Managed Global Diversified Equity Income Fund”)

eUNITsTM 2 Year International Equity Market Participation Trust:  Upside to Cap / Buffered Downside (“eUNITsTM International Trust”)

eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust”)

eUnitsTM 2 Year U.S. Market Participation Trust II:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust II”)

eUnitsTM 2 Year U.S. Market Participation Trust III:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust III”)

eUnitsTM 2 Year U.S. Market Participation Trust IV:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust IV”)

eUnitsTM 2 Year U.S. Market Participation Trust V:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust V”)

eUnitsTM 2 Year U.S. Market Participation Trust VI:  Upside to Cap / Buffered Downside (“eUnitsTM U.S. Trust VI”)

     Portfolio Name

     Trust Name

Asian Small Companies Portfolio

Eaton Vance Growth Trust

Bond Portfolio

Eaton Vance Special Investment Trust

Boston Income Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust II

Build America Bond Portfolio

Eaton Vance Mutual Funds Trust

Cash Management Portfolio

Eaton Vance Mutual Funds Trust

CMBS Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Dividend Builder Portfolio

Eaton Vance Special Investment Trust

Emerging Markets Local Income Portfolio

Eaton Vance Mutual Funds Trust

Floating Rate Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Focused Growth Portfolio

Eaton Vance Growth Trust

Global Dividend Income Portfolio

Eaton Vance Mutual Funds Trust

Global Growth Portfolio

Eaton Vance Growth Trust

Global Macro Absolute Return Advantage Portfolio

Eaton Vance Mutual Funds Trust

Global Macro Portfolio

Eaton Vance Mutual Funds Trust

Global Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Government Obligations Portfolio

Eaton Vance Mutual Funds Trust

Greater China Growth Portfolio

Eaton Vance Growth Trust

Greater India Portfolio

Eaton Vance Special Investment Trust

High Income Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Inflation-Linked Securities Portfolio

Eaton Vance Special Investment Trust

International Equity Portfolio

Eaton Vance Mutual Funds Trust

International Income Portfolio

Eaton Vance Mutual Funds Trust

Investment Grade Income Portfolio

Eaton Vance Special Investment Trust

Large-Cap Core Research Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Large-Cap Growth Portfolio

Eaton Vance Special Investment Trust

Large-Cap Value Portfolio

Eaton Vance Special Investment Trust

MSAM Completion Portfolio

Eaton Vance Mutual Funds Trust

MSAR Completion Portfolio

Eaton Vance Mutual Funds Trust

Multi-Cap Growth Portfolio

Eaton Vance Growth Trust

Multi-Sector Portfolio

Eaton Vance Mutual Funds Trust

Parametric Structured Absolute Return Portfolio

Eaton Vance Mutual Funds Trust

Senior Debt Portfolio

Eaton Vance Mutual Funds Trust

Short Duration High Income Portfolio

Eaton Vance Mutual Funds Trust

Short-Term U.S. Government Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Small-Cap Portfolio

Eaton Vance Special Investment Trust

SMID-Cap Portfolio

Eaton Vance Growth Trust

Special Equities Portfolio

Eaton Vance Special Investment Trust

Tax-Managed Growth Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Tax-Managed International Equity Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Mid-Cap Core Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Multi-Cap Growth Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Small-Cap Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Small-Cap Value Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Value Portfolio

Eaton Vance Mutual Funds Trust

Worldwide Health Sciences Portfolio

Eaton Vance Growth Trust